    As filed with the Securities and Exchange Commission on December 30, 2003

                                                    Registration No. 333 - 83056
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                    under the
                             SECURITIES ACT OF 1933

                         MICHAEL ANTHONY JEWELERS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                       Delaware                                13-2910285
                       --------                         -----------------------
            (State or Other Jurisdiction                  (I.R.S. Employer
            of Incorporation or Organization)           Identification Number)

                         Michael Anthony Jewelers, Inc.
                          115 South MacQuesten Parkway
                          Mount Vernon, New York 10550
                                  914-699-0000
                     ----------------------------------------
        (Address and telephone number of principal executive offices and principal place of business)

                              Michael W. Paolercio
                          115 South MacQuesten Parkway
                          Mount Vernon, New York 10550
                                  914-699-0000
                     ----------------------------------------
            (Name, address and telephone number of agent for service)

                        COPIES OF ALL COMMUNICATIONS TO:
                               Irv Berliner, Esq.
                 Kahn Kleinman, A Legal Professional Association
                       1301 East Ninth Street, Suite 2600
                           Cleveland, Ohio 44114-1824
                                  216-736-3331

                               216-623-4912 - FAX

DEREGISTRATION OF SECURITIES

Through the filing of this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3, filed on February 18, 2002, Michael Anthony Jewelers, Inc. hereby deregisters any and all securities that were previously registered pursuant to the Registration Statement. None of such securities have been sold or otherwise issued under the Registration Statement as of the date hereof.

                                   SIGNATURES

            In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3/A and duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mount Vernon, State of New York, on December 29, 2003.

                                   MICHAEL ANTHONY JEWELERS, INC.
                                   ------------------------------

         Date: December 29, 2003   By:      /s/ Michael W. Paolercio
                                         --------------------------------------
                                         Michael W. Paolercio,
                                         Co-Chairman of the Board and
                                         Chief Executive Officer

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

         Date: December 29, 2003                     By:      /s/ Michael W. Paolercio
                                                           ------------------------------------------------
                                                           Michael W. Paolercio,
                                                           Co-Chairman of the Board
                                                           and Chief Executive Officer

         Date: December 29, 2003                     By:                                                  *
                                                           ------------------------------------------------
                                                           Anthony Paolercio, Jr., Co-Chairman of
                                                           the Board and President

         Date: December 29, 2003                     By:                                                  *
                                                           ------------------------------------------------
                                                           Allan Corn, Senior Vice President, Chief
                                                           Financial Officer, and Director (Principal
                                                           Accounting Officer)

         Date: December 29, 2003                     By:                                                  *
                                                           ------------------------------------------------
                                                           Michael Wager, Director

         Date: December 29, 2003                     By:                                                  *
                                                           ------------------------------------------------
                                                           David Harris, Director

         Date: December 29, 2003                     By:                                                  *
                                                           ------------------------------------------------
                                                           Nathan Light, Director

         Date: December 29, 2003                     By:                                                  *
                                                           ------------------------------------------------
                                                           Barry Scheckner, Director


         * The undersigned, by signing his name hereto, does hereby sign this Post-Effective Amendment No. 1 to Form S-3 on behalf of Michael Anthony Jewelers, Inc. and the above named directors and officers of Michael Anthony Jewelers, Inc. pursuant to a Power of Attorney, executed on behalf of Michael Anthony Jewelers, Inc. and each of such directors and officers, and which is being filed with the Commission.

By:      /s/ Michael W. Paolercio
       -------------------------------------
       Michael W. Paolercio, Attorney-in-Fact